                                                                    EXHIBIT 99.3

February 3, 2004

Pentair, Inc.
5500 Wayzata Boulevard, Suite 800
Golden Valley, Minnesota 55416-1259
Attention: Michael G. Meyer

        Re:     $850,000,000 Senior Term Loan Facility

Ladies and Gentlemen:

You have advised Bank of America, N.A. ("Bank of America"), Banc of America Securities LLC ("BAS") and U.S. Bank National Association ("US Bank") that Pentair, Inc. (the "Borrower" or "you") intends to acquire all of the stock of WICOR, Inc. ("WICOR") from Wisconsin Energy Corporation and to assume certain debt of WICOR (the "Acquisition"), the sources and uses with respect to all of which are set forth in more detail on Schedule I hereto (as so set forth, the "Sources and Uses").

You have also advised Bank of America, BAS and US Bank (collectively the "Agents") that you intend to finance the Acquisition and the costs and expenses related to the Transaction (as defined below) with a senior term loan facility in the amount of up to $850 million (the "Facility"). The Acquisition, the entering into and funding of the Facility, the related amendment of your existing $500,000,000 Credit Agreement agented by Bank of America, N.A. (the "Existing Bank Facility") and all related transactions are hereinafter collectively referred to as the "Transaction."

In connection with the foregoing, (a) Bank of America and US Bank are pleased to advise you of their several commitments to provide (or, in each case, cause one of its affiliates to provide) $425 million of the principal amount of the Facility, (b) Bank of America is pleased to offer to act as the sole and exclusive administrative agent (in such capacity, the "Administrative Agent") for the Facility, (c) US Bank is pleased to offer to act as Syndication Agent for the Facility (in such capacity, the "Syndication Agent") and (d) BAS and US Bank are pleased to advise you of their willingness to act as the exclusive joint lead arrangers and joint book managers (in such capacities, the "Lead Arrangers") for the Facility and to form, in consultation with you, a syndicate of financial institutions and institutional lenders, including Bank of America and US Bank (collectively, the "Lenders"), for the Facility, all upon and subject to the terms and conditions set forth in this letter and in the summary of terms and conditions attached as Exhibit A hereto and incorporated herein by this reference (the "Summary of Terms and Conditions" and, together with this letter agreement, this "Commitment Letter"). The maximum aggregate principal amount of the Facility shall be reduced dollar-for-dollar (and the commitments of Bank of America and US Bank shall be reduced pro rata) by the gross cash proceeds received by the Borrower from any issuance of equity or debt securities by the Borrower prior to the Closing Date (as defined below) other than issuances of equity in the ordinary course of business in connection with the administration of existing employee, officer and director compensation programs. To carry out their respective commitments and undertakings hereunder, the Agents reserve the right to engage the services of one or more of their affiliates to furnish the services, and to perform the obligations, contemplated hereby. You further agree that upon acceptance of the commitments contained herein, you will not solicit, initiate or enter into any discussions in respect of any offering, placement or arrangement of any competing facilities for the Borrower and its subsidiaries with respect to the matters addressed in this Commitment Letter, and will refrain from engaging in any additional debt financings for the Transaction.

Pentair, Inc.
February 3, 2004
Page 2

All capitalized terms used and not otherwise defined herein shall have respective meanings ascribed thereto in the Summary of Terms and Conditions.

The commitments of Bank of America and US Bank hereunder and the undertakings of the Lead Arrangers hereunder are subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to the Lead Arrangers:
(a) the accuracy and completeness of all representations that you and your affiliates make to the Agents and your compliance with the terms of this Commitment Letter (including the Summary of Terms and Conditions) and the Fee Letters (as defined below); (b) prior to and during the syndication of the Facility there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of the Borrower or any of its subsidiaries; (c) no material adverse change in or material disruption of conditions in the market for syndicated bank credit facilities or the financial, banking or capital markets generally shall have occurred that, in the judgment of the Lead Arrangers, would impair the syndication of the Facility; and (d) all of the terms and conditions set forth in the Summary of Terms and Conditions.

The Lead Arrangers intend to commence syndication of the Facility promptly upon your acceptance of this Commitment Letter and the Fee Letters, and the commitments of Bank of America and US Bank hereunder shall be reduced, on a pro rata basis, by the amount of any commitment received from any other Lender. You agree to actively assist, and to cause WICOR to actively assist, the Lead Arrangers in achieving a syndication of the Facility that is satisfactory to the Lead Arrangers and you. Such assistance shall include (a) your providing and causing your advisors to provide the Agents and the Lenders upon request with all information reasonably deemed necessary by the Lead Arrangers to complete syndication, including, but not limited to, information and evaluations prepared by you, WICOR and your and their advisors, or on your or their behalf, relating to the Transaction, (b) your assistance in the preparation of an Information Memorandum to be used in connection with the syndication of the Facility, (c) using your best efforts to ensure that the syndication efforts of the Lead Arrangers benefit materially from your existing lending relationships and (d) otherwise assisting the Lead Arrangers in their syndication efforts, including by making your officers and advisors and the officers and advisors of WICOR available from time to time to attend and make presentations regarding the business and prospects of the Borrower (including WICOR, giving effect to the Acquisition) and its subsidiaries, as appropriate, at one or more meetings of prospective Lenders.

It is understood and agreed that the Lead Arrangers will manage and control all aspects of the syndication, including decisions as to the selection of prospective Lenders and any titles offered to proposed Lenders, when commitments will be accepted and the final allocations of the commitments among the Lenders. It is understood that no Lender participating in the Facility will receive compensation from you in order to obtain its commitment, except on the terms contained herein and in the Summary of Terms and Conditions. It is also understood and agreed that the amount and distribution of the fees among the Lenders will be at the discretion of the Lead Arrangers, in consultation with you.

You hereby represent, warrant and covenant that (a) all information, other than Projections (as defined below), which has been or is hereafter made available to the Agents or the Lenders by you or any of your representatives (or on your or their behalf) in connection with any aspect of the Transaction (the "Information") is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and (b) all financial projections concerning the Borrower and its subsidiaries (whether or not giving effect to the Acquisition) and of WICOR that have been or are hereafter made available to the Agents or the Lenders by you or any of your representatives (or on your or their behalf) or by WICOR or any of its representatives (or on behalf of any of them) (the "Projections")

Pentair, Inc.
February 3, 2004
Page 3

have been or will be prepared in good faith based upon reasonable assumptions. You agree to furnish the Agents with such Information and Projections as they may reasonably request and to supplement the Information and the Projections from time to time until the date of the borrowing under the Facility (the "Closing Date") so that each representation, warranty and covenant in the immediately preceding sentence is correct on the Closing Date. In issuing this commitment and in arranging and syndicating the Facility, each of the Agents is and will be using and relying on the Information and the Projections (collectively, the "Pre-Commitment Information") without independent verification thereof.

By executing this Commitment Letter, you agree to reimburse the Agents from time to time on demand for all reasonable out-of-pocket fees and expenses (including, but not limited to, (a) the reasonable fees, disbursements and other charges of Mayer, Brown, Rowe & Maw LLP, as counsel to the Lead Arrangers and the Administrative Agent, (b) with the prior written consent of the Borrower (such consent not to be unreasonably withheld), the reasonable fees, disbursements and other charges of special and local counsel to the Lenders retained by any Agent and (c) reasonable due diligence expenses) incurred in connection with the Facility, the syndication thereof, the preparation of the definitive documentation therefor, the Transaction and the other transactions contemplated hereby.

You agree to indemnify and hold harmless each Agent, each Lender and each of their affiliates and their respective officers, directors, employees, agents, advisors and other representatives (each an "Indemnified Party") from and against (and will reimburse each Indemnified Party as the same are incurred for) any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable fees, disbursements and other charges of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (a) any aspect of the Transaction or any other transaction contemplated hereby or (b) the Facility and any other financings, or any use made or proposed to be made with the proceeds thereof, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence, willful misconduct or bad faith. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by you, your equityholders or creditors or an Indemnified Party, whether or not an Indemnified Party is otherwise a party thereto and whether or not any aspect of the Transaction is consummated. You also agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to you or your subsidiaries or affiliates or to your or their respective equity holders or creditors arising out of, related to or in connection with any aspect of the Acquisition or any other transaction contemplated hereby, except to the extent of direct, as opposed to special, indirect, consequential or punitive, damages determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence, willful misconduct or bad faith. It is further agreed that the Agents shall only have liability to you (as opposed to any other person), that the Agents shall be liable solely in respect of their respective commitments and undertakings (and that Bank of America and US Bank shall be liable for their respective commitments, if any, to the Facility on a several, and not joint, basis with any other Lender) and that any such liability shall only arise to the extent damages have been caused by a breach by an Agent of its obligations hereunder to negotiate in good faith definitive documentation for the Facility on the terms set forth herein as determined in a final non-appealable judgment by a court of competent jurisdiction. Notwithstanding any other provision of this Commitment Letter, no Indemnified Party shall be liable for any damages arising from the use by others of information or other materials obtained through electronic telecommunications or other information transmission systems.

Pentair, Inc.
February 3, 2004
Page 4

This Commitment Letter and the fee letters referring to the Facility among you, Bank of America and BAS and between you and US Bank, each of even date herewith referring to the Facility (the "Fee Letters"), and the contents hereof and thereof are to be held in confidence by you and, except for the disclosure hereof or thereof on a confidential basis to your accountants, attorneys and other professional advisors retained by you in connection with the Transaction or as otherwise required by law, may not be disclosed in whole or in part to any person or entity without the prior written consent of all other parties thereto; provided, however, it is understood and agreed that you may disclose this Commitment Letter (including the Summary of Terms and Conditions) but not the Fee Letters (a) on a confidential basis to the board of directors and advisors of WICOR and its parent in connection with their consideration of the portion of the Transaction relevant to such persons, and (b) after your acceptance of this Commitment Letter and the Fee Letters, in filings with the Securities and Exchange Commission and other applicable regulatory authorities and stock exchanges. Further, the Agents shall be permitted to use information related to the syndication and arrangement of the Facility in connection with marketing, press releases or other transactional announcements or updates provided to investor or trade publications. The Agents hereby notify you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "Act"), each of them is required to obtain, verify and record information that identifies you, which information includes your name and address and other information that will allow the Agents to identify you in accordance with the Act.

You acknowledge that any Agent or its affiliates may be providing financing or other services to parties whose interests may conflict with yours. The Agents agree that they will not furnish confidential information obtained from you to any of their other customers and that they will treat confidential information relating to you, WICOR and your and their respective affiliates with the same degree of care as they treat their own confidential information. The Agents further advise you that they will not make available to you confidential information that they have obtained or may obtain from any other customer. In connection with the services and transactions contemplated hereby, you agree that the Agents are permitted to access, use and share with any of their affiliates, agents, advisors (legal or otherwise) or representatives any information concerning you, WICOR or any of your or its respective affiliates that is or may come into the possession of any Agent or any of such affiliates.

The provisions of the immediately preceding four paragraphs shall remain in full force and effect regardless of whether any definitive documentation for the Facility shall be executed and delivered, and notwithstanding the termination of this Commitment Letter or any commitment or undertaking of any Agent hereunder.

This Commitment Letter and the Fee Letters may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this Commitment Letter or a Fee Letter by facsimile shall be effective as delivery of a manually executed counterpart thereof.

This Commitment Letter and the Fee Letters shall be governed by, and construed in accordance with, the laws of the State of New York. Each of you and each Agent hereby irrevocably waives any and all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter (including, without limitation, the Summary of Terms and Conditions), either Fee Letter, the Transaction and the other transactions contemplated hereby and thereby or the actions of the Agents in the negotiation, performance or enforcement hereof. The commitments and undertakings of the Agents may be terminated by us if you fail to perform your obligations under this Commitment Letter or the Fee Letters on a timely basis.

Pentair, Inc.
February 3, 2004
Page 5

This Commitment Letter, together with the Summary of Terms and Conditions and the Fee Letters, embodies the entire agreement and understanding among the Agents, you and your affiliates with respect to the Facility and supersedes all prior agreements and understandings relating to the specific matters hereof. However, please note that the terms and conditions of the commitments and undertakings of the Agents hereunder are not limited to those set forth herein or in the Summary of Terms and Conditions. Those matters that are not covered or made clear herein or in the Summary of Terms and Conditions or the Fee Letters are subject to mutual agreement of the parties. No party has been authorized by any Agent to make any oral or written statements that are inconsistent with this Commitment Letter.

This Commitment Letter is not assignable by you without the prior written consent of the Agents and is intended to be solely for the benefit of the parties hereto and the Indemnified Parties.

This Commitment Letter and all commitments and undertakings of the Agents hereunder will expire at 5:00 p.m. (New York City time) on February 4, 2004, unless prior to that time you execute this Commitment Letter and the Fee Letters and return them to us together with any fee required to be paid concurrently with your acceptance hereof pursuant to either Fee Letter. Thereafter, all commitments and undertakings of the Agents hereunder will expire on the earliest of (a) September 1, 2004, unless the Closing Date occurs on or prior thereto,
(b) the closing of the Acquisition without the use of the Facility, (c) the sale of the tools business of the Borrower and (d) the acceptance by the current owners of WICOR of an offer for all or any substantial part of the capital stock or property and assets of WICOR other than as part of the Transaction.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

We are pleased to have the opportunity to work with you in connection with this important financing.

                                            Very truly yours,


                                            BANK OF AMERICA, N.A.

                                            By:    /s/ Chas McDonell
                                                   --------------------------
                                            Name:  Chas McDonell
                                                   --------------------------
                                            Title: Managing Director
                                                   --------------------------


                                            BANC OF AMERICA SECURITIES LLC

                                            By:    /s/ Peter C. Hall
                                                   --------------------------
                                            Name:  Peter C. Hall
                                                   --------------------------
                                            Title: Managing Director
                                                   --------------------------


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:    /s/ David A. Draxler
                                                   --------------------------
                                            Name:  David A. Draxler
                                                   --------------------------
                                            Title: Vice President
                                                   --------------------------

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

PENTAIR, INC.

By:    /s/ David D. Harrison
       -------------------------------
Name:  David D. Harrison
       -------------------------------
Title: EVP and CFO
       -------------------------------


                                                                        Facility
                                                               Commitment Letter

                                                                      Schedule I

                            SOURCES AND USES OF FUNDS
                                  ($ millions)

              Sources                                     Uses

Facility                     $ 850.0    Purchase of Acquired Company
                                         equity                          $ 850.0

Cash                            14.3    Assumed Debt                        23.9

Assumed Debt                    23.9    Estimated fees and expenses of
                                         Transaction                        14.3

                             -------                                     -------
    Total Sources            $ 888.2        Total Uses                   $ 888.2
                             =======                                     =======

                                                                       EXHIBIT A

                              SENIOR TERM FACILITY
                         SUMMARY OF TERMS AND CONDITIONS

BORROWER:               Pentair, Inc. (the "Borrower"). Upon consummation of the
                        Transaction (as defined below), the Borrower will own all of the stock of WICOR, Inc. ("WICOR").

ACQUISITION:            The acquisition (the "Acquisition") by the Borrower of
                        100% of the stock of WICOR from Wisconsin Energy
                        Corporation and the assumption of certain debt of WICOR.

GUARANTORS:             The obligations of the Borrower under the Facility (as
                        defined below) and under any interest protection or other hedging arrangements entered into with a Lender
                        (or any affiliate thereof) will at all times be guaranteed by subsidiaries of the Borrower (other than foreign subsidiaries) that, in the aggregate together with the Borrower, own 90% or more of the consolidated assets of the Borrower and its Subsidiaries (excluding foreign subsidiaries) and earned 90% or more of the consolidated revenue of the Borrower and its subsidiaries (excluding foreign subsidiaries) during the most recent period of four consecutive fiscal quarters
                        (excluding the revenues of any subsidiary or business unit which has been divested or liquidated on or prior to any date of determination); provided that no subsidiary shall be obligated to guarantee such obligations of the Borrower on the first date after the Closing Date on which the Borrower's Senior Debt Rating
                        (as defined below) is BBB or better by S&P and Baa2 or better by Moody's. All guarantees will be guarantees of payment and not of collection.

ADMINISTRATIVE AGENT:   Bank of America, N.A. ("Bank of America") will act as
                        sole and exclusive administrative agent (in such capacity, the "Administrative Agent").

SYNDICATION AGENT:      U.S. Bank National Association ("US Bank") will act as
                        sole and exclusive syndication agent (in such capacity, the "Syndication Agent").

JOINT LEAD ARRANGERS
AND BOOK MANAGERS       Banc of America Securities LLC ("BAS") and US Bank will
                        act as joint lead arrangers and joint book managers (in such capacity, the "Lead Arrangers").

LENDERS: Bank of America, US Bank and other financial institutions and institutional lenders acceptable to the Lead Arrangers, selected in consultation with the Borrower (collectively, the "Lenders").

FACILITY:               A single-draw term loan facility in an aggregate
                        principal amount of up to $850 million (the "Facility").
                        The Acquisition, the entering into and funding of the Facility, the amendment of the Senior Bank Facility (as defined below) and all related transactions are collectively called the "Transaction."

                        As used herein, the term "Senior Bank Facility" shall mean the $500,000,000 Amended and Restated Credit Agreement, dated as of July 25, 2003, among the Borrower, Pentair UK Group Limited, Pentair Canada Inc., EuroPentair GmbH, Pentair Global Sarl, various financial institutions and Bank of America, N.A., as Administrative Agent.

PURPOSE: The proceeds of the Facility shall be used to (i) finance in part the Acquisition; and (ii) pay in part the fees and expenses incurred in connection with the Transaction.

CLOSING DATE:           The execution of definitive loan documentation to occur
                        on or before September 1, 2004 (the "Closing Date").

MATURITY:               All amounts outstanding under the Facility, including
                        accrued interest thereon, shall be due and payable in full on December 31, 2004 (the "Maturity Date").

CONTINUATION FEE:       If at any time on or after September 30, 2004, the
                        Borrower does not have a contract for the sale of its tools business in an amount sufficient to pay the Facility in full, the Borrower shall pay to the Administrative Agent, for the account of each Lender
                        (including Bridge and its affiliates), a continuation fee in an amount equal to (i) the applicable
                        "Continuation Fee Rate" set forth on the following fee grid, as determined on the date of such payment, multiplied by (ii) such Lender's outstanding loans on the date of such payment. Such Continuation Fee shall be payable (a) if, on September 30, 2004, the Borrower does not have a contract for the sale of its tools business in an amount sufficient to pay the Facility in full, on September 30, 2004; and (b) if, on September 30, 2004, the Borrower has a contract for the sale of its tools business in an amount sufficient to pay the Facility in full, but such contract is later terminated (for whatever reason), on the earlier of the date of such termination and the Maturity Date.

                                                     LEVEL I            LEVEL II           LEVEL III
                                               ----------------------------------------------------------
                        Bank Debt Ratings,
                        Corporate Ratings or        BBB-/Baa3           BBB-/Ba1            BB+/Ba1
                        Senior Debt Ratings         or Higher         or BB+/Baa3          or Lower

                        Continuation Fee
                        Rate (bps)                     15.0               15.0               25.0

TICKING FEE:            Commencing on the date of the execution of the
                        Commitment Letter (as defined below), a ticking fee shall be payable by the Borrower to the Administrative
                        Agent, for the account of each Lender (including Bank of America, US Bank and their respective affiliates) in an amount equal to (i) the applicable "Ticking Fee Rate" set forth on the following fee grid, as in effect from time to time, multiplied by (ii) such Lender's outstanding commitment on the date of such payment, such fee to be payable quarterly in arrears and on the Closing Date.

                                                     LEVEL I            LEVEL II           LEVEL III
                                               ----------------------------------------------------------
                        Bank Debt Ratings,
                        Corporate Ratings or        BBB-/Baa3           BBB-/Ba1           BB+/Ba1
                        Senior Debt Ratings         or Higher         or BB+/Baa3          or Lower

                        Ticking Fee Rate               25.0               25.0               30.0

INTEREST RATES:         At the Borrower's option, segments (in minimum
                        denominations to be determined) of the loans under the Facility will bear interest at a rate equal to (i) LIBOR plus the Applicable Margin or (ii) the Alternate Base
                        Rate (to be defined as the higher of (a) the Bank of America prime rate and (b) the Federal Funds rate plus
                        .50%) plus the Applicable Margin. If any breakage costs, charges or fees are incurred on account of the syndication of the Facility, the Borrower shall immediately reimburse the Administrative Agent for any such costs, charges or fees. Such right of reimbursement shall be in addition to and not in limitation of customary cost and yield protections.

                        The Applicable Margin shall be as set forth in the table below and shall be calculated based on (a) the credit ratings assigned by Moody's and S&P to the Borrower's debt obligations under the Senior Bank Facility (each a "Bank Debt Rating"), if Moody's and S&P have issued such ratings, or (b) if either Moody's or S&P has not issued a Bank Debt Rating, the general corporate rating assigned by Moody's and S&P to the Borrower (each a "Corporate Rating"), or (c) if either Moody's or S&P has issued neither a Bank Debt Rating nor a Corporate Rating, the credit ratings assigned by Moody's and S&P to the Borrower's long term senior unsecured non-credit-enhanced public debt (each a "Senior Debt Rating"). The pricing shall be adjusted two Business Days after any applicable change in the Bank Debt Rating, Corporate Rating or Senior Debt Rating, as applicable, by either Moody's or S&P.

                        If one Bank Debt Rating, Corporate Rating or Senior Debt Rating is higher than the other (i.e., the Moody's rating is higher than the S&P rating, or vice versa), the higher of such ratings shall determine the pricing. If at any time either Moody's or S&P does not have in effect a Bank Debt Rating, a Corporate Rating or a Senior Debt Rating (including any time when neither Moody's nor S&P has in effect any such rating), the pricing shall be Level IV.

                                          LEVEL I         LEVEL II     LEVEL III   LEVEL IV
                                         -----------------------------------------------------
                        Bank Debt
                        Ratings,
                        Corporate
                        Ratings or
                        Senior Debt         BBB/Baa2      BBB-/Baa3      BB+/Bal      BB/Ba2
                        Ratings            or Higher                                 or Lower

                        Applicable
                        Margin  for
                        LIBOR Loans (bps)    137.5          150.0         175.0       200.0

                        Applicable
                        Margin  for Base
                        Rate Loans (bps)      25.0           50.0          75.0       100.0

                        The Borrower may select interest periods of one, two, three or six months for LIBOR advances, subject to availability. Interest shall be payable at the end of the selected interest period, but no less frequently than quarterly.

                        During the continuance of any default under the loan documentation, the Applicable Margin on all obligations owing under the loan documentation shall increase by 2% per annum.

CALCULATION OF
INTEREST AND FEES:      Other than calculations in respect of interest at the
                        Bank of America prime rate (which shall be made on the basis of actual number of days elapsed in a 365/366 day year), all calculations of
                        interest and fees shall be made on the basis of actual number of days elapsed in a 360 day year.

COST AND YIELD
PROTECTION:             Customary for transactions and facilities of this type,
                        including, without limitation, in respect of breakage or redeployment costs incurred in connection with prepayments, changes in capital adequacy and capital requirements or their interpretation, illegality, unavailability, reserves without proration or offset and payments free and clear of withholding or other taxes.

MANDATORY
PREPAYMENTS:            Subject to certain to-be-determined exceptions and
                        baskets, the Facility will be repaid with 100% of the net proceeds of:

                                (i)     each debt, equity or equity-linked
                                        capital markets transaction or other
                                        issuance of debt or equity of the
                                        Borrower or any of its subsidiaries
                                        occurring after the Closing Date
                                        (including, without limitation, all
                                        Takeout Transactions (as defined
                                        below));
                                (ii)    each disposition of assets of the
                                        Borrower or any of its subsidiaries; and
                                (iii) without limitation of (i) or (ii) above, such other events as give rise to mandatory prepayment obligations under the Senior Bank Facility or any other senior debt facility of the Borrower or any of its subsidiaries (the "Senior Credit Facilities").

OPTIONAL PREPAYMENTS:   The Facility may be prepaid at any time in whole or in
                        part without premium or penalty, except that any prepayment of LIBOR advances other than at the end of the applicable interest periods therefor shall be made together with reimbursement for any funding losses and redeployment costs of the Lenders resulting therefrom.

TAKEOUT
TRANSACTIONS:           If (i) the Borrower sells its tools business and does
                        not concurrently pay all obligations of the Borrower under the Facility or (ii) at any time on or after September 30, 2004, the Borrower does not have a contract for the sale of its tools business in an amount sufficient to pay the then-outstanding balance of the Facility in full, then the Borrower shall promptly commence one or more debt, equity or equity-linked capital markets transactions in an aggregate amount sufficient to pay all obligations under the Facility on or before the Maturity Date (each a "Takeout
                        Transaction").

CONDITIONS PRECEDENT
TO CLOSING:             Funding under the Facility will be subject to
                        satisfaction of the conditions precedent deemed appropriate by the Administrative Agent for acquisition financings of this type generally and for this transaction in particular, including, but not limited to, the following:

                        (i) The negotiation, execution and delivery of definitive documentation satisfactory to the Lead Arrangers, the Administrative Agent and the Syndication Agent with respect to the Facility.

                        (ii) No Event of Default (as such term is defined in the Senior Bank Facility) or comparable event shall exist under any Senior Credit Facility.

                        (iii) The final terms and conditions of each aspect of the Transaction, including, without limitation, all tax aspects thereof, shall be (i) as described in the commitment letter dated as of the date hereof and delivered in connection with the Transaction (the "Commitment Letter") and otherwise consistent with the description thereof received in writing as part of the information and projections received by the Lead Arrangers from the Borrower and its representatives in connection with the Transaction and (ii) substantially similar to the terms contained in the draft purchase agreement (including all schedules and exhibits thereto) for

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

                                the Acquisition (the "Purchase Agreement") delivered to the Lead Arrangers on February 3, 2004. The Acquisition shall have been consummated in accordance with the terms thereof and in compliance with applicable law and required regulatory approvals.

                        (iv) There shall not have occurred a material adverse change in, or material adverse effect on, the business, financial condition or results of operations or prospects of WICOR and its subsidiaries, taken as a whole, since December 31, 2002.

                        (v) The Administrative Agent shall have received satisfactory opinions of counsel to the Borrower and the Guarantors (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of the documents for the Facility) and of appropriate local counsel and such corporate resolutions, certificates and other documents as the Administrative Agent shall reasonably require.

                        (vi) Receipt of all governmental, shareholder and third party consents and approvals (including Hart-Scott-Rodino clearance and any necessary consents of the holders of securities issued by the Borrower) necessary or, in the opinion of the Lead Arrangers, desirable in connection with the Transaction and the related financings and other transactions contemplated hereby and expiration of all applicable waiting periods without any action being taken by any authority that could restrain or prevent the Borrower from entering into the Transaction or require the Borrower or WICOR and/or their respective subsidiaries to divest assets that generate, in the aggregate, annual revenues greater than $200,000,000, or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Lead Arrangers could have such effect.

                        (vii) The Lead Arrangers shall have had an opportunity to review Phase I environmental assessments made in accordance with ASTM standards of conditions and such other environmental assessments as may be requested by Pentair of each manufacturing facility currently owned or operated by WICOR, which assessments shall be in form and substance reasonably satisfactory to the Lead Arrangers.

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

                        (viii) The Lead Arrangers shall have received (a) the unqualified audited financial statements of the Borrower and its subsidiaries for the fiscal year ended December 31, 2003, (b) the unqualified audited financial statements, in form and substance satisfactory to the Lead Arrangers, of WICOR for the fiscal year ended December 31, 2003, (c) interim financial statements of the Borrower and its subsidiaries dated the end of the most recent fiscal quarter ending after December 31, 2003, for which financial statements are available, and (d) interim financial statements, in form and substance satisfactory to the Lead Arrangers, of WICOR and its subsidiaries dated the end of the most recent fiscal quarter ending after December 31, 2003, for which financial statements are available.

                        (ix) The Administrative Agent shall have received a compliance certificate satisfactory to the Administrative Agent demonstrating compliance with each of the financial covenants contained in the loan documentation as of the Closing Date (pro forma for the effectiveness of all aspects of the Transaction).

                        (x) All accrued fees and expenses of the Lead Arrangers, the Administrative Agent and the Lenders (including without limitation the fees and expenses of counsel for the Administrative Agent and local counsel for the Lenders) shall have been paid.

REPRESENTATIONS AND
WARRANTIES:             Usual and customary for transactions of this type to
                        include, without limitation: (i) corporate existence and power; (ii) corporate and government authorization; no contravention; (iii) binding effect; (iv) financial information; (v) litigation; (vi) compliance with ERISA;
                        (vii) taxes; (viii) subsidiaries; (ix) Investment
                        Company Act; (x) environmental matters; (xi) tax shelter regulations; (xii) insurance; (xiii) no default; and
                        (xiv) use of proceeds, in each case substantially similar to the representations and warranties in the Senior Bank Facility.

COVENANTS:              Those affirmative, negative and financial covenants
                        (applicable to the Borrower and its subsidiaries) customarily found in transactions of this type, to include, without limitation: (i) information; (ii) maximum leverage ratio (at levels to be determined);
                        (iii) minimum interest coverage ratio (at levels to be determined); (iv) negative pledge; (v) consolidations and mergers;

                        (vi) subsidiary debt; (vii) use of proceeds; (viii) compliance with contractual obligations and law; (ix) securitization transactions; (x) insurance; and (xi) guaranties, in each case substantially similar to the covenants in the Senior Bank Facility; provided, that the Facility shall also contain additional covenants regarding (i) restrictions on sales of assets and acquisitions and (ii) limitations on distributions and other restricted payments (which covenant will permit dividends in an amount not to exceed historical levels).

PARI PASSU, ETC.:       In the event that any adjustment to the terms (including
                        without limitation security, representations and warranties, covenants and conditions to closing) of any of the Senior Credit Facilities shall be effected, then comparable adjustments shall be effected with respect to the Facility, with the effect that (except as to certain matters, including the order of application of mandatory prepayments) the terms applicable to the Facility shall be comparable to such applicable terms of the Senior
                        Credit Facilities, and the Facility shall rank pari passu in all respects with the Senior Credit Facilities.

EVENTS OF DEFAULT:      Usual and customary in transactions of this nature, to
                        include, without limitation: (i) non-payment of principal, interest, fees and other amounts; (ii) violation of covenants; (iii) inaccuracy of representations and warranties; (iv) cross-default to other agreements and indebtedness; (v) bankruptcy and other insolvency events; (vi) material judgments; (vii) actual or asserted invalidity of any loan documentation;
                        (viii) ERISA matters; and (ix) change of control (to be defined), in each case substantially similar to the events of default in the Senior Bank Facility.

ASSIGNMENTS AND
PARTICIPATIONS:         Each Lender will be permitted to make assignments in
                        respect of the Facility in a minimum amount equal to $1 million to other financial institutions approved by the Administrative Agent (which approval shall not be unreasonably withheld or delayed); provided, however, that the approval of the Administrative Agent shall not be required in connection with assignments to other
                        Lenders, to any affiliate of a Lender, or to any Approved Fund. An assignment fee of $3,500 will be charged with respect to each assignment (other than assignments to affiliates). Each Lender will also have the right, without the consent of the Borrower or the Administrative Agent, to assign as security all or part of its rights under the loan documentation to any Federal Reserve Bank.

                        Lenders will be permitted to sell participations with voting rights limited to significant matters such as changes in amount, rate, maturity date and releases of all or substantially all of the collateral (if any) or the value of the guarantees (if any).

WAIVERS AND
AMENDMENTS:             Amendments and waivers of the provisions of the loan
                        documentation will require the approval of Lenders holding loans representing more than 50% of the aggregate loans under the Facility, except that the consent of all of the Lenders directly affected thereby be required with respect to (a) increases in principal amounts, (b) reductions of principal, interest or fees,
                        (c) extensions of scheduled maturities or times for payment and (d) releases of all or substantially all of the Guarantors or, if the Facility shall be secured, releases of all or substantially all of the collateral.

INDEMNIFICATION:        The Borrower will indemnify and hold harmless the
                        Administrative Agent, the Lead Arrangers, each Lender and each of their affiliates and their officers, directors, employees, agents and advisors (each an "Indemnified Party") from and against (and will reimburse each Indemnified Party as the same are incurred for) any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable fees, disbursements and other charges of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (a) any aspect of the Transaction or any similar transaction and any of the other transactions contemplated thereby or (b) the Facility and any other financings, or any use made or proposed to be made with the proceeds thereof, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence, willful misconduct or bad faith. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its equityholders or creditors or an Indemnified Party, whether or not an Indemnified Party is otherwise a party thereto and whether or not any aspect of the Transaction or financings related thereto is consummated. No
                        Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Borrower or its subsidiaries or affiliates or to its respective equity holders or creditors arising out of, related to or in connection with any aspect of the Transaction or the Facility, except to the extent of direct, as opposed to special, indirect, consequential or punitive, damages determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence, willful misconduct or bad faith. Notwithstanding any other provision of this Summary of Terms, no Indemnified Party shall be liable for any damages arising from the use by others of information or other materials obtained through electronic telecommunications or other information transmission systems. This indemnification shall survive and continue for the benefit of all such Indemnified
                        Parties notwithstanding any failure of the Facility to close.

GOVERNING LAW:          New York.

EXPENSES:               The Borrower will pay all reasonable costs and expenses
                        associated with the preparation, due diligence, administration, syndication and closing of all loan documentation, including, without limitation, the legal fees of the counsel to the Administrative Agent, the Syndication Agent and the Lead Arrangers (including the allocated cost of internal counsel), regardless of whether or not the Facility is closed. The Borrower will also pay the expenses of the Administrative Agent and each Lender in connection with the enforcement of any of the loan documentation.

COUNSEL TO THE
ADMINISTRATIVE
AGENT:                  Mayer, Brown, Rowe & Maw LLP.

MISCELLANEOUS:          Each of the parties shall (i) waive its right to a trial
                        by jury and (ii) submit to New York jurisdiction.